EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

OF DELTA PETROLEUM CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350

I certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Delta Petroleum Corporation for the period ending December 31, 2004:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Delta Petroleum Corporation.

/s/ Kevin K. Nanke

Kevin K. Nanke

Chief Financial Officer

February 9, 2005

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Delta Petroleum Corporation and will be retained by Delta Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.